Exhibit 99.1

INVESTOR PRESENTATION FEBRUARY 2014

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest Energy Partners, L.P. (“MarkWest” and the “Partnership”) current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although MarkWest believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct, and actual results, performance, distributions, events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports filed with the SEC, including MarkWest’s Annual Report on Form 10-K for the year ended December 31, 2012 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those documents. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and MarkWest’s business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which MarkWest gathers, transports, processes, and/or fractionates; A reduction in the demand for the products MarkWest produces and sells; Financial credit risks / failure of customers to satisfy payment or other obligations under MarkWest’s contracts; Effects of MarkWest’s debt and other financial obligations, access to capital, or its future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting MarkWest’s operations, and adequate insurance coverage; Terrorist attacks directed at MarkWest facilities or related facilities; Changes in and impacts of laws and regulations affecting MarkWest operations and risk management strategy; and Failure to integrate recent or future acquisitions. 2

Non-GAAP Measures Distributable Cash Flow, Adjusted EBITDA, and Net Operating Margin are not measures of performance calculated in accordance with GAAP, and should not be considered separately from or as a substitute for net income, income from operations, or cash flow as reflected in our financial statements. The GAAP measure most directly comparable to Distributable Cash Flow and Adjusted EBITDA is net income (loss). The GAAP measure most directly comparable to Net Operating Margin is income (loss) from operations. In general, we define DCF as net income (loss) adjusted for (i) depreciation, amortization, impairment, and other non-cash expense; (ii) amortization of deferred financing costs and discount; (iii) loss on redemption of debt net of current tax benefit; (iv) non-cash (earnings) loss from unconsolidated affiliates; (v) distributions from (contributions to) unconsolidated affiliates (net of affiliate growth capital expenditures); (vi) non-cash compensation expense; (vii) non-cash derivative activity; (viii) losses (gains) on the disposal of property, plant, and equipment (PP&E) and unconsolidated affiliates; (ix) provision for deferred income taxes; (x) cash adjustments for non-controlling interest in consolidated subsidiaries; (xi) revenue deferral adjustment; (xii) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period; and (xiii) maintenance capital expenditures, net of joint venture partner contributions. We define Adjusted EBITDA as net income (loss) adjusted for (i) depreciation, amortization, impairment, and other non-cash expense; (ii) interest expense; (iii) amortization of deferred financing costs; (iv) loss on redemption of debt; (v) losses (gains) on the disposal of PP&E and unconsolidated affiliates; (vi) non-cash derivative activity; (vii) non-cash compensation expense; (viii) provision for income taxes; (ix) adjustments for cash flow from unconsolidated affiliates; (x) adjustment related to non-guarantor, consolidated subsidiaries; and (xi) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period. We generally define Operating Income before Items Not Allocated to Segments as (i) revenue, excluding derivative gains and losses and adjusted for certain revenue deferral adjustments less; (ii) purchased product costs, excluding derivative gains and losses less; (iii) facility expenses, adjusted for certain non-cash items not allocated to segments and certain interest payments allocable to the segments less; ( iv) the portion allocable to non-controlling interests. Distributable Cash Flow is a financial performance measure used by management as a key component in the determination of cash distributions paid to unitholders. We believe distributable cash flow is an important financial measure for unitholders as an indicator of cash return on investment and to evaluate whether the Partnership is generating sufficient cash flow to support quarterly distributions. In addition, distributable cash flow is commonly used by the investment community because the market value of publicly traded partnerships is based, in part, on distributable cash flow and cash distributions paid to unitholders. Adjusted EBITDA is a financial performance measure used by management, industry analysts, investors, lenders, and rating agencies to assess the financial performance and operating results of the Partnership’s ongoing business operations. Additionally, we believe Adjusted EBITDA provides useful information to investors for trending, analyzing, and benchmarking our operating results from period to period as compared to other companies that may have different financing and capital structures. Net Operating Margin is a financial performance measure used by management and investors to evaluate the underlying baseline operating performance of our contractual arrangements. Management also uses Net Operating Margin to evaluate the Partnership’s financial performance for purposes of planning and forecasting. Please see the Appendix for reconciliations of Distributable Cash Flow, Adjusted EBITDA, and Net Operating Margin to the most directly comparable GAAP measure. 3

Key Investment Considerations Quarterly Distribution Growth of 244% Since IPO Leading presence in major resource plays including Marcellus, Utica, Huron/Berea, Woodford, Haynesville and Granite Wash Largest processor in the Marcellus and Utica Shales Largest fractionator in the Northeast HIGH-QUALITY DIVERSIFIED ASSETS PROVEN GROWTH &CUSTOMER SATISFACTION SUBSTANTIAL GROWTH OPPORTUNITIES STRONG FINANCIAL PROFILE Over $9 billion of organic growth and acquisitions since IPO Over $6 billion invested in Marcellus and Utica since 2008 Received top ranking in EnergyPoint’s 2013 Midstream Customer Satisfaction survey 2014 growth capital forecast of $1.8 to $2.3 billion 18 major processing and fractionation projects under construction Long-term agreements with over 25 major producer customers Established relationships & joint venture partners No incentive distribution rights, which drives a lower cost of capital Distributions have increased by 244% (11.6% CAGR) since IPO Growing fee-based margin to over 70% for full-year 2014 4

Southwest Best-in-class midstream services in the Granite Wash, Haynesville, Woodford and Eagle Ford Shales with over 1.6 Bcf/d of gathering capacity and over 800 MMcf/d of processing capacity Largest processor and fractionator in the Marcellus Shale with over 2.2 Bcf/d of processing capacity and 136,000 Bbl/d of C2+ fractionation capacity. Growing to over 3.7 Bcf/d of processing capacity and 232,000 Bbl/d of C2+ fractionation capacity Marcellus Largest processor and fractionator in the southern Appalachian Basin Northeast MarkWest Assets: Expansion & Diversification Developing a leading position in the southern core of the Utica Shale with 585 MMcf/d of processing capacity. Growing to nearly 1 Bcf/d of processing capacity and 138,000 Bbl/d of C2+ fractionation capacity Utica 5

U.S. Shale Plays are Driving Natural Gas Supply 6 EIA data concludes that natural gas supply will increase by approximately 55% by 2040. Essentially all of the supply increase will be met by shale gas production From 2013 to 2040, shale gas production will increase by 112% and in 2040 it will account for 53% of total U.S. natural gas supply Resource plays will continue to drive midstream investment for decades to come and MarkWest will continue to focus our investments in these areas Source: U.S. Energy Information Administration, Annual Energy Outlook 39% 22% 1% 8% 7% 10% 14% 22% 3% 8% 5% 5% 4% 53% U.S. Dry Natural Gas Production (trillion cubic feet per year) 2013

Marcellus & Utica: Driving U.S. Gas Production Growth 7 Source: Bloomberg (LCI Energy Insight Estimates), MarkWest Energy Partners, L.P. Wellhead Gas Production (before flaring and NGL extraction)

Commitment to Resource Plays 8 Capital investments and acquisitions in resource plays since 2008... are driving strong, long-term volume growth.

MarkWest has received the top rating in three of the last four EnergyPoint Research surveys Growth Driven by Customer Satisfaction 9

Significant Growth Requires a Highly Skilled Team... 10 ...and a culture focused on high quality customer service 169 233 515 870 1,099 317 355 476 575 669 1,537 809% growth increase over 10 years

Rapid Plant & Processing Capacity Growth 11 MarkWest anticipates completing 10 processing plants this year, increasing the Partnership’s total processing capacity to approximately 6 Bcf/d 38 plants in 10 years Strictly Private and Confidential 48 13 16 18 14 19 22 30 38 10 13

What a Difference a Year Makes In 2013 We... 2014 & Beyond... Announced plans to form a JV with Kinder Morgan to develop Y-Grade pipeline solution to U.S. Gulf Coast 12 Additional De-Ethanization in the Marcellus and Utica and new purity ethane pipelines Completed 8 new rich-gas processing facilities in the Northeast, adding over 1.4 Bcf/d of capacity Executed agreements in the Utica with Rex Energy, PDC Energy and other producers Completed 2 large-scale de-ethanization facilities in the Marcellus Shale Executed agreements with Gulfport Energy to develop condensate solutions in Ohio

17 Plants Completed in the Last Two Years Langley III Arapahoe III Carthage East Mobley I Sherwood I Cadiz Refrigeration I Mobley II Sherwood II Majorsville III Cadiz I Majorsville V Mobley III Sherwood III Seneca I & II Sarsen I Bluestone I 13

Utica 13% Marcellus 47% Northeast 9% Southwest 31% 2014 Forecasted Operating Income by Segment 14 * *Utica Operating Income Percentage is Gross of Non-Controlling Interest

Northeast Segment Key Considerations We are the largest processor of natural gas and fractionator of natural gas liquids in the southern Appalachian Basin We have operated vertically integrated gas processing, fractionation, storage and marketing in the Northeast for nearly 25 years 15 2014 Forecasted Segment Operating Income Areas of Operation Kentucky, West Virginia, Michigan Resource Plays Appalachian Basin, Huron/Berea Shale, the Niagaran Reef Processing 652 MMcf/d capacity Fractionation 24,000 Bbl/d capacity NGL Marketing & Storage NGL marketing by truck, rail and barge 285,000 Bbl NGL capacity with access to over 900,000 Bbls of propane storage Transportation 250 mile crude oil transmission pipeline

Southwest Segment Key Considerations We maintain best-in-class midstream services in the Granite Wash, Haynesville, Woodford and Eagle Ford Shales In 2013, we expanded in the Granite Wash through a $225 million acquisition East Texas system overlays the rich Haynesville and we are evaluating the development of an additional plant near Carthage, Texas 16 2014 Forecasted Segment Operating Income Areas of Operation Oklahoma, Texas, New Mexico Resource Plays Granite Wash, Haynesville Shale, Woodford Shale, Eagle Ford Shale, Cotton Valley, Travis Peak, Petitt, Permian Basin Gathering 1.6 Bcf/d capacity Fractionation 29,000 Bbl/d capacity Processing 817 MMcf/d capacity Transportation 1.5 Bcf/d transmission capacity Under Construction Processing 200 MMcf/d processing facility in Granite Wash 120 MMcf/d processing facility in Woodford Shale with Centrahoma Joint Venture

Marcellus Segment

Key Considerations

> We are the largest processor of natural gas and fractionator of natural gas liquids in the Marcellus Shale

> Operate fully integrated gathering, processing, fractionation, storage and marketing operations


2014
Forecasted
Segment
Operating
Income
47%




Utica
Shale
Pittsburgh Office
Marcellus
Shale
Huron/Berea
Shale
ENERGYPOINT RESEARCH INC
Rated 1st in
Marcellus
MIDSTREAM SERVICES
Customer Satisfaction

Areas of Operation	Southwest and Northwest Pennsylvania, Northern West Virginia
Resource Plays	Marcellus Shale
Gathering	615 MMcf/d capacity
Processing	2.2 Bcf/d cryogenic capacity
Fractionation	136,000 Bbl/d C2+ capacity at Houston & Majorsville 60% of 60,000 Bbl/d C3+ at Hopedale
NGL Marketing & Storage	NGL Marketing by truck and large-scale rail facility 90,000 Bbl NGL storage capacity with access to over 900,000 Bbls of propane storage
Under Construction	
Processing	1.5 Bcf/d cryogenic capacity
Fractionation	96,000 Bbl/d C2+ capacity
NGL Transportation	Extensive NGL gathering system with access to purity ethane projects

MARKWEST

17

MarkWest Marcellus: Current Processing Capacity of 2.2 Bcf/d

Growing to over 3.7 Bcf/d of processing capacity in the Marcellus Shale



4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Bluestone III
Houston IV
Majorsville VI
2015+
Bluestone II
Majorsville IV
Mobley IV
Sherwood IV, V
2014
Sarsen
Bluestone I
Houston I-III
Majorsville I-III, V
Mobley I – III
Sherwood I – III
Current
Processing Capacity (MMcf/d)
Current 2014 2015+





Keystone
Bluestone I, II, III
Sarsen I
Mariner West
Mariner East
Pennsylvania
Houston I, II, III, IV
De-ethanization I
Hopedale Fractionation & Marketing Facilities
Majorsville I, II, III, IV, V, VI
De-ethanization I, II
Mobley I, II, III, IV
Sherwood I, II, III, IV, V
De-ethanization I
MWE PIPELINES UNDER CONSTRUCTION
MWE PURITY ETHANE PIPELINE
TEPPCO PIPELINE
EPD ATEX PIPELINE
SUNOCO PIPELINE

18

Utica Segment

Key Considerations

> We are developing a leading position in the southern core of the highly prospective Utica Shale

> We have partnered with The Energy & Minerals Group (EMG) to develop fully integrated gathering, processing, fractionation, storage and marketing operations

2014 Forecasted Segment Operating Income*



13%





Utica Shale
Cadiz Office
Marcellus Shale

Areas of Operation	Eastern Ohio
Resource Plays	Utica Shale
Gathering	185 MMcf/d capacity
Processing	585 MMcf/d capacity
Fractionation	40% of 60,000 Bbl/d C3+ at Hopedale
Marketing	Large scale rail and truck loading in Harrison County, Ohio
Under Construction	
Processing	400 MMcf/d cryogenic capacity ❖200 MMcf/d at Cadiz Complex ❖200 MMcf/d at Seneca Complex
Fractionation	78,000 Bbl/d C2 capacity
NGL Transportation	Extensive NGL gathering system, interconnects to TEPPCO and ATEX pipelines

*Utica Operating Income Percentage is Gross of Non-Controlling Interest

19

Utica Processing Capacity 20 Cadiz I & Refrigeration Seneca I - II Cadiz II Seneca III 2014 Current Growing to nearly 1 Bcf/d in the Utica Shale by the end of 2014

Condensate Solutions in the Utica Shale MarkWest Utica EMG Condensate will construct a condensate stabilization facility with associated logistics and storage terminal capabilities in Harrison County, Ohio Definitive agreements have been executed with Gulfport Energy Corporation to provide condensate handling and stabilization services, and MarkWest Utica EMG Condensate is in active discussions with numerous other Utica producers The facility will have initial stabilization capacity of 23,000 Bbl/d and is expected to be in service by the third quarter of 2014 Stabilizers will remove butanes and lighter NGLs from produced condensate in order to yield a higher value pentanes plus product 21 Hopedale Belmont Guernsey Harrison Monroe Noble Ohio

Marcellus & Utica: Full-Service Capabilities



Michigan
Lake Erie
Mariner West
Keystone
Pennsylvania
Condensate JV
Hopedale
Mariner East
Houston
Cadiz
Ohio
Majorsville
Seneca
Mobley
Gulf Coast
Utica Marcellus Texas Pipeline (UMTP)
West Virginia
Sherwood
Virginia
MWE Complexes
MWE Gathering Systems
Rich-Gas Areas
ATEX Express Pipeline
TEPPCO Product Pipeline
MWE NGL Pipelines
MWE Purity Ethane Pipeline
MWE NGL/Purity Ethane Pipelines Under Construction
UMTP Pipeline
Sunoco Mariner Pipeline

Gathering & Processing

- Integrated natural gas gathering systems
- 7 major processing complexes with current capacity of 2.8 Bcf/d. Growing to over 4.1 Bcf/d by the end of 2014

NGL Gathering & Fractionation

- Fully integrated NGL transportation, fractionation and logistics solutions in the Marcellus and Utica Shales
- Growing to 370 MBbl/d of total C2+ fractionation capacity

NGL Transportation & Marketing

- Access to all major NGL takeaway pipeline projects in the Northeast
- Access to Gulf Coast NGL markets through a proposed joint venture with Kinder Morgan

22

Northeast Processing Capacity Volume Growth Increasing total processing capacity in the rich-gas areas of the Marcellus and Utica to over 4.1 Bcf/d by the end of 2014 4,140 MMcf/d Total Processing Capacity by YE2014 23

Hopedale Fractionator: Growing Our Integrated Asset Base In January 2014, MarkWest began operations of its third world-class fractionation and marketing complex in the Northeast The Hopedale fractionator is located in Harrison County, Ohio and has increased MarkWest’s C3+ fractionation in the region to 144,000 Bbl/d The complex is connected via an NGL pipeline to the MarkWest’s extensive Marcellus infrastructure in order to provide the most comprehensive and fully integrated system for fractionation and liquids marketing The complex includes extensive purity product storage capacity and critical logistics marketing infrastructure, including a large-scale rail yard and truck loading docks 24

25 Northeast Ethane: Innovative Solutions MarkWest is currently operating two large-scale de-ethanization facilities in the Northeast: a 38,000 Bbl/d unit at the Houston complex and a 38,000 Bbl/d unit at the Majorsville complex During the first quarter of 2014, MarkWest will begin operations of its third de-ethanization facility—a 40,000 Bbl/d unit in the Utica Shale MarkWest’s customers will have direct access to all the Northeast purity ethane pipeline projects, including Mariner West, Mariner East and ATEX Marcellus and Utica producers are expected to recover sufficient ethane to meet their firm downstream obligations and residue gas pipeline quality specifications MarkWest’s fractionation solutions are a critical link to the successful development of ethane pipeline projects in the Northeast

MWE NGL Pipelines Barbour Brooke Doddridge Hancock Harrison Marion Marshall Monongalia Ohio Pleasants Preston Ritchie Taylor Tyler Wetzel Wood Belmont Carroll Columbiana Coshocton Guernsey Harrison Holmes Mahoning Medina Monroe Morgan Muskingum Noble Portage Stark Summit Trumbull Tuscarawas Washington Wayne Allegheny Armstrong Beaver Butler Clarion Crawford Fayette Greene Lawrence Mercer Venango Washington Westmoreland West Virginia Ohio MWE Utica Counties MWE Marcellus Counties MWE Plants ATEX Express Pipeline TEPPCO Product Pipeline Jefferson Marcellus & Utica: 23 Major Projects Complete Mariner Projects Rich Utica Rich Marcellus MWE Gathering Area 26 MWE Purity Ethane Pipeline 17 Major projects under construction HOUSTON COMPLEX Houston I – III – 355 MMcf/d – Complete Houston IV – 200 MMcf/d – 1Q15 C3+ Fractionation – 60,000 Bbl/d – Complete De-ethanization – 38,000 Bbl/d – Complete SHERWOOD COMPLEX Sherwood I – III – 600 MMcf/d – Complete Sherwood IV – 200 MMcf/d – 2Q14 Sherwood V – 200 MMcf/d – 3Q14 De-ethanization – 38,000 Bbl/d – TBD HOPEDALE FRACTIONATOR C3+ Fractionation – 60,000 Bbl/d – Complete MWE NGL/Purity Ethane Pipelines Under Construction KEYSTONE COMPLEX Bluestone I & Sarsen I – 90 MMcf/d – Complete Bluestone II – 120 MMcf/d – 2Q14 Bluestone III – 200 MMcf/d – TBD De-ethanization – 10,000 Bbl/d – 2Q14 C3+ Fractionation – 10,000 Bbl/d –2Q14 UTICA CONDENSATE JV Stabilization Facility – 23,000 Bbl/d – 3Q14 CADIZ COMPLEX Cadiz I & Refrig – 185 MMcf/d – Complete Cadiz II – 200 MMcf/d – 3Q14 De-ethanization – 40,000 Bbl/d – 1Q14 SENECA COMPLEX Seneca I – II – 400 MMcf/d – Complete Seneca III – 200 MMcf/d – 2Q14 De-ethanization – 38,000 Bbl/d – TBD MAJORSVILLE COMPLEX Majorsville I – III, V – 670 MMcf/d – Complete Majorsville IV – 200 MMcf/d – 1Q14 Majorsville VI – 200 MMcf/d – 2016 De-ethanization I – 38,000 Bbl/d – Complete De-ethanization II – 38,000 Bbl/d – TBD MOBLEY COMPLEX Mobley I – III – 520 MMcf/d – Complete Mobley IV – 200 MMcf/d – 4Q14

Kinder Morgan/MarkWest Utica EMG – Joint Venture



Connectivity via Existing Pipeline Infrastructure
STA. 219
Proposed Kinder Morgan\MarkWest Utica EMG JV Plant
MLV 212
NGL Pipeline – 150 MBbl/d capacity, expandable up to 400 MBbl/d
TGP
1005 MILES
New JV Processing Facility and JV NGL Connection
JV would develop a large-scale processing complex in Tuscarawas County, OH and connect the JV NGL pipeline to existing MarkWest Utica EMG infrastructure.
Joint Venture Fractionation
JV would develop new fractionation facilities as well as utilize third-party facilities in the Gulf Coast.
Joint Venture NGL Pipeline
Subject to FERC approval, the JV would convert over 1,000 miles of existing 24-inch/26-inch Tennessee Gas Pipeline (TGP) to NGL service from Pennsylvania to Louisiana. The JV would construct approximately 200 miles of new pipeline from Natchitoches, LA to Mont Belvieu, TX.
STA. 40
Proposed Kinder Morgan\Targa JV Fractionation at Mont Belvieu, TX
200 Miles
Legend
Utica Marcellus Texas Pipeline, LLC

MARKWEST

27

U.S. NGL Supply: Set to Soar 28 Field production from highly productive shale resource plays will continue to drive U.S. NGL supply growth Source: Wells Fargo Securities, LLC estimates, EIA, Jacobs Consultancy; The Hodson Report, and IHS Chemical 60% Increase 2013 to 2018

U.S. NGL Demand: Exports Will Be Critical U.S. NGL exports forecasted to increase over 100% from year-end 2013 through 2018 Heating Other 29 Source: Wells Fargo Securities, LLC estimates, EIA, Jacobs Consultancy; The Hodson Report, and IHS Chemical

U.S. Propane Exports: Arbitrage & Expansion

- U.S. propane prices remain significantly lower than international grades and present compelling arbitrage opportunities
- MarkWest has been exporting volumes of propane from the Marcus Hook terminal near Philadelphia, PA for over a year and has proven that Northeast producers can capture premium prices available by selling internationally
- In addition to export expansions occurring in the Gulf Coast, Sunoco's Mariner East project will deliver up to 70,000 Bbl/d of E/P mix to Marcus Hook from MarkWest's Houston complex. Propane service is expected to begin during the 2H2014.



The Navigator Pluto. Photo courtesy of Navigatorgas.com

Forecasted Price of U.S. Propane to Remain Attractive versus Northwest Europe and Japan


$2.0
$1.5
$1.0
$0.5
$/Gallon
2005
2010
2015
2020
Japan
Mont Belvieu
Northwest Europe

Source: IHS CERA

MARKWEST
30

U.S. Butane Exports: A Growing Opportunity U.S. butane prices are forecasted to remain highly competitive versus major would markets through 2020 The rising supply of butane from highly productive U.S. shale resource plays will present both an incredible opportunity and a unique challenge for midstream providers Over the next several years, new and expanded export facilities will need to be developed in order to facilitate the delivery of domestic-sourced butane to world markets MarkWest will remain active in developing and supporting critical solutions for butane marketing and export 31 Source: IHS CERA Forecasted Price of U.S. Butane to Remain Attractive versus Northwest Europe and Japan

LPG Exports by World Region 32 North America expected to increase exports by from 2013-2030 76% The shale gas revolution taking place in key U.S. resources plays such as the Marcellus and Utica Shales is set to rapidly increase North America LPG supply over the coming decades The Middle East will remain the dominant exporter of LPGs, but North America will serve as a key export player in the global marketplace North America to provide substantial LPG export supply Source: IHS CERA

World LPG Demand by Region Asia will become the primary demand market for LPG, as strong economic growth and the rise in personal incomes will drive consumption LPG imports in Asia will be necessary as demand far exceeds regional supply New propane dehydrogenation (PDH) units slated to be built in China will serve as a key source of demand for world LPG Asian Demand for LPG at Forefront The Navigator Gas Vessel. Photo courtesy of Navigatorgas.com 33 Source: IHS CERA

World Destinations for Propane & Butane by Region in 2020 34 75% 18% 7% Asia is forecasted to account for two-thirds of the total global net imports in 2020 Source: IHS CERA – Asia includes Far East, Southeast Asia and Indian Subcontinent

MarkWest C3+ Production Forecast Propane and heavier liquids production for Marcellus & Utica has capability to exceed 250,000 Bbl/d by 2018 Over 1,000% Increase from 2012 to 2018 35

Capital Investments 36 2014 Capital Forecast by Segment 2014 Capital Forecast by Category 2014 Capital Expenditures Forecast of $1.8 to $2.3 billion Utica 35% Southwest 5% Marcellus 60%

Distributable Cash Flow 37 35% CAGR From 2004 to 2012, DCF has grown at a CAGR of 35% and has increased by over 1,000% in the same time period 2014 DCF Forecast of $600 million to $690 million

Risk Management Program 38 2014 Forecast Net Operating Margin by Contract Type Note: Forecast Assumes Crude Oil ($/bbl) range of $97.64 to $92.20 and Natural Gas ($/mmbtu) range of $3.66 to $3.74 NOTE: Net Operating Margin is calculated as segment revenue less purchased product costs. Fee-Based 73% Keep-Whole 8% POP&POI 19% Increasing Fee-Based Margin to over 70% by the end of 2014 2014-2015 Combined Hedge Percentage Increase of ~3x since 2008

MarkWest Investment Considerations: What to Expect Maintain strong customer base in key resource plays with high-quality assets and exceptional service Continue to execute on growth projects that are well diversified across the asset base Annual DCF growth of 35% in 2014 and accelerating as volumes increase Fee-based margin increasing to 70% for the full-year 2014 Long-term distribution growth in excess of 10% as Northeast shale facilities are completed and capital expenditures moderate 39 Long-term sustainable total returns in top quartile of MLP industry

APPENDIX

Reconciliation of DCF and Distribution Coverage 41

Reconciliation of Adjusted EBITDA 42 Includes derivative activity related to interest expense, amortization of deferred financing costs and discount, and excludes interest expense related to the Steam Methane Reformer.

Reconciliation of Net Operating Margin 43

1515 Arapahoe Street Tower 1, Suite 1600 Denver, Colorado 80202 Phone: 303-925-9200 Investor Relations: 866-858-0482 Email: investorrelations@markwest.com Website: www.markwest.com